UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2020 (March 17, 2020)

EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

EMPIRE STATE REALTY OP, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33 rd Street, 12th Floor New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 687-8700
n/a
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange
Empire State Realty OP, L.P.
Series ES Operating Partnership Units	ESBA	NYSE Arca, Inc.
Series 60 Operating Partnership Units	OGCP	NYSE Arca, Inc.
Series 250 Operating Partnership Units	FISK	NYSE Arca, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.
Senior Unsecured Notes
On March 17, 2020, Empire State Realty Trust, Inc. (the “Company”) and Empire State Realty OP, L.P. (the “Operating Partnership”), the operating partnership subsidiary of the Company, entered into a Note Purchase Agreement with the purchasers named therein (the “Purchase Agreement”) in connection with a private placement of the Operating Partnership’s senior unsecured notes (the “Notes”). Under the Purchase Agreement, the Operating Partnership issued and sold an aggregate $175 million of its Notes, consisting of (a) $100 million aggregate principal amount of 3.61% Series G Senior Notes due March 17, 2032 (the “Series G Notes”) and (b) $75 million aggregate principal amount of 3.73% Series H Senior Notes due March 17, 2035 (the “Series H Notes”), to certain entities affiliated with Prudential Capital Group, AIG Asset Management and MetLife Investment Management, LLC. The sale and purchase of the Notes occurred at a closing held on March 17, 2020. The issue price for the Notes was 100% of the aggregate principal amount thereof.
Pursuant to the terms of the Purchase Agreement, the Operating Partnership may prepay all or a portion of the Notes upon notice to the holders for 100% of the principal amount so prepaid plus a make-whole premium as set forth in the Purchase Agreement. The obligations of the Operating Partnership under the Notes will be unconditionally guaranteed by each of the Company’s subsidiaries (other than the Operating Partnership) that guarantees or otherwise becomes liable at any time in respect of, indebtedness under the Amended Bank of America Facility (as defined below), the Note Purchase Agreement, dated March 27, 2015, by and among the Company, the Operating Partnership and the respective purchasers named therein (the “2015 NPA”), the Note Purchase Agreement, dated December 13, 2017, by and among the Company, the Operating Partnership and the respective purchasers named therein (the “2017 NPA”), or other Material Credit Facility (as defined in the Purchase Agreement) of the Company or any of its subsidiaries, if any, entered into in the future.
The Purchase Agreement contains customary covenants, including limitations on liens, investment, distributions, debt, fundamental changes, and transactions with affiliates, and will require certain customary financial reports. The Purchase Agreement also includes the following financial covenants, subject to customary qualifications (to be in effect as of the last day of each fiscal quarter): (i) the ratio of total indebtedness to total asset value of the Company and its consolidated subsidiaries will not exceed 60%, (ii) the ratio of total secured indebtedness to total asset value of the Company and its consolidated subsidiaries will not exceed 40%, (iii) the ratio of Adjusted EBITDA (as defined in the Purchase Agreement) to consolidated fixed charges will not be less than 1.50x, (iv) the ratio of aggregate net operating income with respect to all unencumbered eligible properties to the portion of interest expense attributable to unsecured indebtedness will not be less than 1.75x, and (v) the ratio of total unsecured indebtedness to unencumbered asset value will not exceed 60%.
The Purchase Agreement contains customary events of default (subject in certain cases to specified cure periods), including but not limited to non-payment,
breach of covenants, representations or warranties, cross defaults, bankruptcy or other insolvency events, judgments, ERISA events, the occurrence of certain change of control transactions and loss of real estate investment trust qualification.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by this reference.
The Operating Partnership intends to use the net proceeds from the issuance of the Notes for general corporate purposes. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.
In connection with the execution of the Purchase Agreement, the Operating Partnership, the Company, certain subsidiaries of the Operating Partnership and the requisite holders of the notes issued under the 2015 NPA and the 2017 NPA, respectively, have entered into an amendment to the 2015 NPA and an amendment to the 2017 NPA, pursuant to which the covenants applicable to the Operating Partnership and the Company contained in the 2015 NPA and 2017 NPA, respectively, have been conformed in all material respects to those contained in the Purchase Agreement, and the subsidiaries that guaranty the Note Purchase Agreement have reaffirmed their guaranty in respect of the notes outstanding under the 2015 NPA and the 2017 NPA, respectively.

Credit and Term Loan Facilities
Wells Fargo Facility
On March 19, 2020, the Operating Partnership and the Company entered into a senior unsecured term loan facility (the “Wells Fargo Facility”) with Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC as sole bookrunner, Wells Fargo Securities, LLC, Capital One, National Association, U.S. Bank National Association and SunTrust Robinson Humphrey, Inc. as Joint Lead Arrangers, Capital One, National Association, as syndication agent, U.S. Bank National Association and Truist Bank, as documentation agents, and the lenders party thereto.
Amount.
 The Wells Fargo Facility is in the original principal amount of $175 million and was borrowed in full by the Operating Partnership at closing. The Operating Partnership may request the Wells Fargo Facility be increased through one or more increases or the addition of new pari passu
 term loan tranches, for a maximum aggregate principal amount not to exceed $225 million.
Guarantors.
 Certain of the Operating Partnership’s subsidiaries are guarantors of the Operating Partnership’s obligations under the Wells Fargo Facility.
Interest.
 Amounts outstanding under the Wells Fargo Facility bear interest at a floating rate equal to, at the Operating Partnership’s election, (x) the LIBOR rate, plus a spread that will range from 1.5% to 2.2% depending upon its leverage ratio, or (y) a base rate, plus a spread that will range from 0.5% to 1.2% depending upon its leverage ratio. If the Company and/or the Operating Partnership achieve investment-grade ratings, subject to the terms of the Wells Fargo Facility, the Operating Partnership may elect for the amounts outstanding under the Wells Fargo Facility to bear interest at a floating rate equal to, at the Operating Partnership’s election, (x) the LIBOR rate, plus a spread that will range from 1.4% to 2.25% depending upon the Company’s and/or Operating Partnership’s credit rating, or (y) a base rate, plus a spread that will range from 0.4% to 1.25% depending upon the Company’s and/or Operating Partnership’s credit rating. As of the closing date, the applicable interest rate for borrowings under the Wells Fargo Facility was LIBOR plus 1.5%.
Fees.
 The Operating Partnership will pay certain customary fees and expense reimbursements in connection with the Wells Fargo Facility.
Maturity and Prepayment.
 The Wells Fargo Facility matures on December 31, 2026. The Operating Partnership may prepay loans under the Wells Fargo Facility at any time in whole or in part, subject to reimbursement of the lenders’ breakage and redeployment costs in the case of prepayment of Eurodollar rate borrowings and, if the prepayment occurs on or before December 31, 2021, a prepayment fee. If the prepayment occurs on or prior to December 31, 2020, the prepayment fee is equal to 2.0% of the principal amount prepaid, and if the prepayment occurs after December 31, 2020 but on or prior to December 31, 2021, the prepayment fee is equal to 1.0% of the principal amount prepaid.
Financial Covenants.
 The Wells Fargo Facility includes the following financial covenants, subject to customary qualifications and cushions: (i) the ratio of total indebtedness to total asset value of the Company and its consolidated subsidiaries shall not exceed 60%, subject to certain exceptions pursuant to the Wells Fargo Facility, (ii) the ratio of total secured indebtedness to total asset value of the Company and its consolidated subsidiaries shall not exceed 40%, (iii) the ratio of adjusted EBITDA (as defined in the Wells Fargo Facility) to consolidated fixed charges will not be less than 1.50x, (iv) the ratio of aggregate net operating income with respect to all unencumbered eligible properties to the portion of interest expense attributable to unsecured indebtedness will not be less than 1.75x, and (v) the ratio of total unsecured indebtedness to unencumbered asset value will not exceed 60%, subject to certain exceptions pursuant to the Wells Fargo Facility.
Other Covenants.
 The Wells Fargo Facility contains customary covenants, including limitations on liens, investment, distributions, debt, fundamental changes, and transactions with affiliates, and will require certain customary financial reports.
Events of Default.
 The Wells Fargo Facility contains customary events of default (subject in certain cases to specified cure periods), including but not limited to non-payment,
breach of covenants, representations or warranties, cross defaults, bankruptcy or other insolvency events, judgments, ERISA events, invalidity of loan documents, loss of real estate investment trust qualification, and occurrence of a change of control (defined in the Wells Fargo Facility).
The Wells Fargo Facility will be used for the working capital needs of the Operating Partnership and its subsidiaries and for other general corporate purposes.
Some of the lenders and their affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to the Operating Partnership, the Company and their affiliates in the ordinary course of business.

Bank of America Facility
On March 19, 2020, the Operating Partnership, the Company and certain subsidiaries of the Company entered into an amendment (the “Amendment”) to the Existing Credit Agreement (as defined below) with the lenders party thereto, Bank of America, N.A. (“Bank of America”), as administrative agent, and Bank of America, Wells Fargo Bank, National Association and Capital One, National Association, as the letter of credit issuers party thereto (the “L/C Issuers”). The Amendment amends the amended and restated senior unsecured revolving credit and term loan facility, entered into as of August 29, 2017, among the Operating Partnership, the Company, and the other parties thereto (the “Existing Credit Agreement;” the Existing Credit Agreement, as amended by the Amendment, the “Amended Bank of America Facility”).
Amount.
 The Amended Bank of America Facility is in the original principal amount of up to $1.315 billion, which consists of a $1.1 billion revolving credit facility and a $215 million term loan facility. The term loan facility was borrowed in full by the Operating Partnership at closing. The Operating Partnership may request the Amended Bank of America Facility be increased through one or more increases in the revolving credit facility or one or more increases in the term loan facility or the addition of new pari passu
 term loan tranches, for a maximum aggregate principal amount not to exceed $1.75 billion.
Guarantors.
 Certain of the Operating Partnership’s subsidiaries are guarantors of the Operating Partnership’s obligations under the Amended Bank of America Facility.
Interest.
 Amounts outstanding under the term loan facility bear interest at a floating rate equal to, at the Operating Partnership’s election, (x) the Eurodollar rate, plus a spread that will range from 1.2% to 1.75% depending upon its leverage ratio, or (y) a base rate, plus a spread that will range from 0.2% to 0.75% depending upon its leverage ratio. If the Company and/or the Operating Partnership achieve investment-grade ratings, subject to the terms of the Amended Bank of America Facility, the Operating Partnership may elect for the amounts outstanding under the Amended Bank of America Facility to bear interest at a floating rate equal to, at the Operating Partnership’s election, (x) the Eurodollar rate, plus a spread that will range from 0.85% to 1.65% depending upon the Company’s and/or Operating Partnership’s credit rating, or (y) a base rate, plus a spread that will range from 0.0% to 0.65% depending upon the Company’s and/or Operating Partnership’s credit rating. Amounts outstanding under the revolving credit facility bear interest at a floating rate equal to, at the Operating Partnership’s election, (x) the Eurodollar rate, plus a spread that will range from 1.1% to 1.5% depending upon its leverage ratio, or (y) a base rate, plus a spread that will range from 0.1% to 0.5% depending upon its leverage ratio. If the Company and/or the Operating Partnership achieve investment-grade ratings, subject to the terms of the Amended Bank of America Facility, the Operating Partnership may elect for the amounts outstanding under the Amended Bank of America Facility to bear interest at a floating rate equal to, at the Operating Partnership’s election, (x) the Eurodollar rate, plus a spread that will range from 0.825% to 1.55% depending upon the Company’s and/or Operating Partnership’s credit rating, or (y) a base rate, plus a spread that will range from 0.0% to 0.55% depending upon the Company’s and/or Operating Partnership’s credit rating. As of the closing date, the applicable interest rate for borrowings under the revolving credit facility was the Eurodollar rate plus 1.1%, and the applicable rate for borrowings under the term loan facility was the Eurodollar rate plus 1.2%.
Fees.
 The Operating Partnership will pay certain customary fees and expense reimbursements in connection with the Amended Bank of America Facility, including a facility fee on commitments under the revolving credit facility that will range from 0.125% to 0.35%, subject to the terms of the Amended Bank of America Facility.
Maturity and Prepayment.
 The revolving credit facility matures on August 29, 2021, and may be extended by two six-month
periods at the option of the Operating Partnership, subject to the conditions provided in the amended and restated credit agreement. The term loan facility matures on March 19, 2025. The Operating Partnership may prepay loans under the Amended Bank of America Facility at any time in whole or in part, subject to reimbursement of the lenders’ breakage and redeployment costs in the case of prepayment of Eurodollar rate borrowings.
Financial Covenants.
 The Amended Bank of America Facility includes the following financial covenants, subject to customary qualifications and cushions: (i) the ratio of total indebtedness to total asset value of the Company and its consolidated subsidiaries shall not exceed 60%, subject to certain exceptions pursuant to the Amended Bank of America Facility (ii) the ratio of total secured indebtedness to total asset value of the Company and its consolidated subsidiaries shall not exceed 40%, (iii) the ratio of adjusted EBITDA (as defined in the Amended Bank of America Facility) to consolidated fixed charges will not be less than 1.50x, (iv) the ratio of aggregate net operating income with respect to all unencumbered eligible properties to the portion of interest expense attributable to unsecured indebtedness will not be less than 1.75x, and (v) the ratio of total unsecured indebtedness to unencumbered asset value will not exceed 60%, subject to certain exceptions pursuant to the Amended Bank of America Facility.
Other Covenants.
 The Amended Bank of America Facility contains customary covenants, including limitations on liens, investment, distributions, debt, fundamental changes, and transactions with affiliates, and will require certain customary financial reports.
Events of Default.
 The Amended Bank of America Facility contains customary events of default (subject in certain cases to specified cure periods), including but not limited to non-payment,
breach of covenants, representations or warranties, cross defaults, bankruptcy or other insolvency events, judgments, ERISA events, invalidity of loan documents, loss of real estate investment trust qualification, and occurrence of a change of control (defined in the Amended Bank of America Facility).

The Amended Bank of America Facility will be used for the working capital needs of the Operating Partnership and its subsidiaries and for other general corporate purposes.
Some of the lenders and their affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to the Operating Partnership, the Company and their affiliates in the ordinary course of business.
The foregoing descriptions of the Wells Fargo Facility and the Amended Bank of America Facility are qualified in their entirety by the full terms and conditions of the Credit Agreement governing the Wells Fargo Facility and the First Amendment to Credit Agreement governing the Amended Bank of America Facility, respectively, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated herein by reference.
Item 7.01.	Regulation FD Disclosure.
On March 23, 2020, the Company issued a press release announcing the above-described financings. A copy of the press release is attached hereto as Exhibit 99.1.
The information in Item 7.01 of this Current Report on Form
8-K
is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, unless it is specifically incorporated by reference therein.
Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1	Note Purchase Agreement, dated March 17, 2020, among Empire State Realty OP, L.P., Empire State Realty Trust, Inc. and the purchasers named therein.

10.2
Credit Agreement, dated March 19, 2020, among Empire State Realty OP, L.P., as borrower, Empire State Realty Trust, Inc., Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC as sole bookrunner, Wells Fargo Securities, LLC, Capital One, National Association, U.S. Bank National Association and SunTrust Robinson Humphrey, Inc. as Joint Lead Arrangers, Capital One, National Association, as syndication agent, U.S. Bank National Association and Truist Bank, as documentation agents, and the lenders party thereto.

10.3
First Amendment to Credit Agreement, dated March 19, 2020, among Empire State Realty OP, L.P., as borrower, Empire State Realty Trust, Inc., the subsidiary guarantor parties thereto, Bank of America, N.A., as administrative agent, and Bank of America, Wells Fargo Bank, National Association and Capital One, National Association as the letter of credit issuers party thereto, and the lenders party thereto.

99.1	Press release dated March 23, 2020 issued by the Company.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: March 23, 2020	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President, General Counsel and Secretary

EMPIRE STATE REALTY OP, L.P. (Registrant)

	By:	Empire State Realty Trust, Inc., as general partner

Date: March 23, 2020	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President, General Counsel and Secretary